Exhibit 99.1

News Release

Draft ONLY

For Release on May 11, 2017

Inpixon Reports Financial Results For The First Quarter
Ended March 31, 2017 And Provides Corporate Update

Conference Call To Be Held Today at 4:30 pm Eastern Time

PALO ALTO, Calif. – Inpixon (NASDAQ: INPX), a leading indoor positioning and data analytics company, today reported financial results for the first quarter ended March 31, 2017 and provided an update on corporate developments.

First Quarter 2017 Financial Highlights:

●	2017 Q1 revenue of $13.5 million

●	2017 Q1 gross margin of 24%

●	2017 Q1 GAAP net loss of $2.79 per share

●	2017 Q1 Proforma Non-GAAP net loss[1] of $2.03 per share

●	2017 Q1 Non-GAAP Adjusted EBITDA[1] loss of $3.3 million

“The renewal of our contract with the FBI, the extension of our contract with the Army and this week’s announcement of an approximately $2.5 million project win with a leading health insurer are encouraging and we believe show traction with both our commercial and government customer base,” said Nadir Ali, Inpixon’s CEO. “We anticipate a more significant impact with government customers in Q3 and Q4 from the Integrio acquisition as we approach the government fiscal year end. I look forward to our earnings call today when we will have a conversation with our CTO, Craig Harper, about where our Indoor Positioning Analytics product is headed and where we see industry trends in the space.”

First Quarter 2017 Financial Results

Revenue: Total revenues for the quarter ended March 31, 2017 were $13.5 million compared to $14.1 million for the comparable period in the prior year. For the three months ended March 31, 2017, Indoor Positioning Analytics revenue was $981,000 compared to $1 million for the prior year period. Infrastructure revenue was $12.5 million for the three months ended March 31, 2017, and $13.1 million for the prior year period. This decline in revenue is primarily attributable to a delay in order processing at the end of the quarter. We experienced credit constraints that were compounded by the Integrio acquisition,that pushed a substantial amount of infrastructure related orders to the 2nd Quarter of 2017. The Company is addressing these credit limitations with the relevant vendors/distributors to minimize impact in future quarters.

Gross Profit: Total gross profit for the quarter ended March 31, 2017 was $3.3 million, compared to $4.0 million for the comparable period in the prior year. The gross profit margin for the quarter ended March 31, 2017 was 24% compared to 28% during the prior year period. This decline in gross profit margin relates to the impact of infrastructure sales from the Inpixon Federal division, which have a lower margin profile.

Net Loss: GAAP net loss attributable to stockholders for the quarter ended March 31, 2017 was $6.1 million, compared to $4.3 million for the prior year period. GAAP net loss per share for the three months ended March 31, 2017 was $2.79 compared to $2.57 for the prior year period. This increase in net loss per share was primarily attributable to lower gross profit, increase in amortization of intangibles and depreciation costs, additional costs incurred for the Integrio operations offset by a reduction in operating expenses related to Inpixon USA.

Non-GAAP net loss1: For the quarter ended March 31, 2017, pro-forma non-GAAP net loss was $4.4 million, compared to a non-GAAP net loss of $2.9 million for the prior year period. For the quarter ended March 31, 2017, non-GAAP net loss per share was $2.03, compared to a non-GAAP net loss per share of $1.71 for the prior year period. Non-GAAP net loss per share is defined as net loss per basic and diluted share adjusted for non-cash items including stock based compensation, amortization of intangibles and one time charges including severance costs, change in the fair value of shares to be issued, change in the fair value of derivative liability and acquisition costs.

Non-GAAP adjusted EBITDA1: Total non-GAAP Adjusted EBITDA for the three months ended March 31, 2017 was a loss of $3.3 million compared to a loss of $2.5 million for the prior year period. Non-GAAP adjusted EBITDA is defined as net income (loss) before interest, provision for (benefit from) income taxes, and depreciation and amortization plus adjustments for other income or expense items, non-recurring items and non-cash stock-based compensation.

1A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”

First Quarter 2017 Business Highlights and Recent Developments

●	Inpixon Announces Purchase Order From Leading Health Insurer

●	FBI Renews Contract with Inpixon Federal

●	U.S. Army Extends Contract With Inpixon

All results summarized in this press release (including the financial statement tables) should be considered preliminary, are qualified in their entirety by the financial statement tables included in this press release and are subject to change. Please refer to Inpixon’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, which will be filed with the U.S. Securities and Exchange Commission on or before May 15, 2017.

Conference Call Information

Management will host a conference call on Thursday, May 11, 2017, at 4:30 p.m. Eastern Time to review financial results and corporate highlights. Following management’s formal remarks, there will be a question and answer session.

To listen to the conference call, interested parties within the U.S. should call 1-844-824-3831. International callers should call +1-412-317-5141. All callers should ask for the Inpixon conference call. The conference call will also be available through a live webcast, which can be accessed at http://client.irwebkit.com/inpixon.

A replay of the call will be available approximately one hour after the end of the call through June 11, 2017. The replay can be accessed via Inpixon’s website or by dialing 1-877-344-7529 (U.S.) or +1-412-317-0088 (international). The replay conference playback code is 10107128.

About Inpixon

Inpixon (NASDAQ: INPX) is a leader in Indoor Positioning and Data Analytics. Inpixon sensors are designed to find all accessible cellular, Wi-Fi, and Bluetooth devices anonymously. Paired with a high performance, data analytics platform, this technology delivers visibility, security, and business intelligence on any commercial or government premises world-wide. Inpixon’s products, infrastructure solutions, and professional services group help customers take advantage of mobile, big data, analytics, and the Internet of Things (IoT) to uncover the untold stories of the indoors. For the latest insight on Indoor Positioning and Data Analytics, follow Inpixon on LinkedIn and @_Inpixon on Twitter.

Safe Harbor Statement

All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of the control of Inpixon and its subsidiaries, which could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not limited to, the fluctuation of global economic conditions, the performance of management and employees, the Company’s ability to obtain financing, competition, general economic conditions and other factors that are detailed in Inpixon’s periodic and current reports available for review at www.sec.gov. Furthermore, we operate in a highly competitive and rapidly changing environment where new and unanticipated risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. We disclaim any intention to, and undertake no obligation to, update or revise forward-looking statements.

Non-GAAP Financial Measures

Management believes that certain financial measures not in accordance with generally accepted accounting principles in the United States (“GAAP"”) are useful measures of operations. EBIDTA, Adjusted EBITDA and pro forma net loss per share are non-GAAP measures. Inpixon defines “EBITDA” as net income (loss) before interest, provision for (benefit from) income taxes, and depreciation and amortization. Management uses Adjusted EBITDA as the matrix in which it manages the business and Inpixon defines “Adjusted EBITDA” as EBITDA plus adjustments for other income or expense items, non-recurring items and non-cash stock-based compensation. Inpixon defines “pro forma net loss per share” as GAAP net loss per share adjusted for stock-based compensation, amortization of intangibles, change in the fair value of shares to be issued, change in the fair value of derivative liability and one-time non-recurring charges such as severance costs and acquisition costs.

Management provides Adjusted EBITDA and pro forma net loss per share measures so that investors will have the same financial information that management uses, which may assist investors in assessing Inpixon’s performance on a period-over-period basis. Adjusted EBITDA or pro forma net loss per share is not a measure of financial performance under GAAP, and should not be considered an alternative to net income (loss) or any other measure of performance under GAAP, or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA and pro forma net loss per share have limitations as analytical tools and should not be considered either in isolation or as a substitute for analysis of Inpixon’s results as reported under GAAP.

Contacts:

Inpixon Investor Relations:

CORE IR

Scott Arnold, +1-516-222-2560

Managing Director

www.coreir.com

or

Media Contact:

PAN Communications

Hilary Katulak, +1-617-502-4347

hkatulak@pancomm.com

INPIXON AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except number of shares and par value data)

	March 31,	December 31,
	2017	2016
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$738	$1,821
Accounts receivable, net	6,418	11,788
Notes and other receivables	341	362
Inventory	782	1,061
Prepaid licenses and maintenance contracts	10,907	13,321
Assets held for sale	23	23
Prepaid assets and other current assets	1,347	1,768
Total current assets	20,556	30,144
Prepaid licenses and maintenance contracts, non-current	4,282	5,169
Property and equipment, net	1,278	1,385
Software development costs, net	2,183	2,058
Intangible assets, net	16,308	17,691
Goodwill	9,028	9,028
Other assets	942	998
Total assets	$54,577	$66,473
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$22,528	$23,027
Accrued liabilities	4,280	4,169
Deferred revenue	12,382	15,043
Short-term debt	4,618	6,887
Liabilities held for sale	2,046	2,041
Total current liabilities	45,854	51,167
Deferred revenue, non-current	4,932	5,960
Long-term debt	4,342	4,047
Other liabilities	374	371
Acquisition liability - Integrio	1,558	1,648
Acquisition liability - LightMiner	--	567
Total liabilities	57,060	63,760
Commitments and contingencies
Stockholders’ (deficit) equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized; no shares issued or outstanding	--	--
Convertible Series 1 Preferred Stock - $1,000.00 stated value; 5,000,000 shares authorized; 2,250 issued and outstanding at March 31, 2017 and December 31, 2016. Liquidation preference of $2,250,000 at March 31, 2017 and December 31, 2016.	1,340	1,340
Common stock, $0.001 par value; 50,000,000 shares authorized; 2,197,667 and 2,171,886 issued and 2,181,745 and 2,155,964 outstanding at March 31, 2017 and December 31, 2016, respectively	2	2
Additional paid-in capital	64,997	64,148
Treasury stock, at cost, 15,922 shares	(695)	(695)
Due from Sysorex Consulting Inc.	(666)	(666)
Accumulated other comprehensive income	63	52
Accumulated deficit	(65,525)	(59,473)
Stockholders’ equity attributable to Inpixon	(484)	4,708
Non-controlling interest	(1,999)	(1,995)
Total stockholders' (deficit) equity	(2,483)	2,713
Total liabilities and stockholders’ (deficit) equity	$54,577	$66,473

INPIXON AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(In thousands, except per share data)

	For the Three Months Ended
	March 31,
	2017	2016
	(Unaudited)	(Unaudited)
Revenues
Products	$9,448	$10,348
Services	4,033	3,739
Total Revenues	13,481	14,087
Cost of Revenues
Products	8,054	8,042
Services	2,139	2,098
Total Cost of Revenues	10,193	10,140
Gross Profit	3,288	3,947
Operating expenses:
Research and development	558	587
Sales and marketing	2,040	2,501
General and administrative	4,658	3,965
Acquisition related costs	3	20
Amortization of intangibles	1,383	1,056
Total operating expenses	8,642	8,129
Loss from operations	(5,354)	(4,182)
Other income (expense)
Interest expense	(684)	(143)
Change in fair value of shares to be issued	--	(1)
Change in fair value of derivative liability	56	--
Other (expense) income	(65)	20
Total other income (expense)	(693)	(124)
Loss from continuing operations	(6,047)	(4,306)
Loss from discontinued operations, net of tax	(9)	--
Net loss	(6,056)	(4,306)
Net loss attributable to non-controlling interest	(4)	(4)
Net loss attributable to stockholders of Inpixon	$(6,052)	$(4,302)
Comprehensive loss
Net Loss	(6,056)	(4,306)
Unrealized foreign exchange gain/(loss) from cumulative translation adjustments	11	17
Comprehensive loss	$(6,045)	$(4,289)
Net loss per share - basic and diluted	$(2.79)	$(2.57)
Weighted average common shares outstanding:
Basic and Diluted	2,170,909	1,673,714

INPIXON AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	For the Three Months Ended
	March 31,
	2017	2016
	(Unaudited)
Cash flows from operating activities:
Net loss	$(6,056)	$(4,306)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	401	263
Amortization of intangible assets	1,383	1,056
Stock based compensation	283	364
Change in fair value of shares to be issued	--	1
Change in fair value of derivative liability	(56)	--
Amortization of technology	17	--
Amortization of deferred financing costs	43	--
Amortization of debt discount	294	--
Provision for doubtful accounts	--	212
Other	13	2
Changes in operating assets and liabilities:
Accounts receivable and other receivables	5,392	787
Inventory	278	(67)
Other current assets	420	140
Prepaid licenses and maintenance contracts	3,301	446
Other assets	(3)	1
Accounts payable	(499)	(848)
Accrued liabilities	168	(1,323)
Deferred revenue	(3,689)	3,371
Other liabilities	(82)	(103)
Total Adjustments	7,664	4,302
Net Cash Provided by (Used in) Operating Activities	1,608	(4)
Cash Flows Used in Investing Activities:
Purchase of property and equipment	(82)	(48)
Investment in capitalized software	(351)	(414)
Net Cash Flows Used in Investing Activities	(433)	(462)
Cash Flows Provided by Financing Activities
Advances (repayment) of line of credit	(2,269)	(588)
Repayment of term loan	--	(167)
Repayments to related party	--	(3)
Net Cash Used in Financing Activities	(2,269)	(758)
Effect of Foreign Exchange Rate on Changes on Cash	11	17
Net Decrease in Cash and Cash Equivalents	(1,083)	(1,207)
Cash and Cash Equivalents - Beginning of period	1,821	4,060
Cash and Cash Equivalents - End of period	$738	$2,853

Reconciliation of Non-GAAP Financial Measures:

(In thousands)	Three Months Ended March 31,
	2017	2016
Net loss attributable to common stockholders	$(6,052)	$(4,302)
Adjustments:
Non-recurring one-time charges:
Acquisition transaction/financing costs	3	20
Change in the fair value of shares to be issued	--	1
Change in the fair value of derivative liability	(56)	--
Severance	27	--
Stock based compensation - acquisition costs	7	--
Stock-based compensation – compensation and related benefits	276	364
Interest expense	684	143
Depreciation and amortization	1,785	1,319
Adjusted EBITDA	$(3,326)	$(2,455)

(In thousands, except share data)	Three Months Ended March 31,
	2017	2016
Net loss attributable to common stockholders	$(6,052)	$(4,302)
Adjustments:
Non-recurring one-time charges:
Acquisition transaction/financing costs	3	20
Change in the fair value of shares to be issued	--	1
Change in the fair value of derivative liability	(56)	--
Severance	27	--
Stock based compensation - acquisition costs	7	--
Stock-based compensation – compensation and related benefits	276	364
Amortization of intangibles	1,383	1,056
Proforma non-GAAP net loss	$(4,412)	$(2,861)
Proforma non-GAAP net loss per basic and diluted common share	$(2.03)	$(1.71)
Weighted average basic and diluted common shares outstanding	2,170,909	1,673,714

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